EXHIBIT 10.4

SECOND AMENDMENT TO PARTICIPATION AGREEMENT

DATED MAY 24, 2005

SECOND AMENDMENT TO PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”) is entered into this 24th day of May, 2005, by and between Dolphin Energy Corporation, a Nevada corporation, with offices at 1331 17th Street, Suite 730, Denver, Colorado 80202 (“Dolphin”), and Exxel Energy Corp., with offices at 609 West Hastings Street, 11th Floor, Vancouver, British Columbia, V6B 4W4 (“Exxel”). Dolphin and Exxel may be referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

A.            Dolphin entered into that certain Lease Acquisition and Development Agreement, dated February 22, 2005 with Apollo Energy, LLC (“Apollo”) and ATEC Energy Ventures, LLC (“ATEC”).

B.            Exxel is a party to that certain Lease Acquisition and Development Agreement, dated February 23, 2005 with Apollo and ATEC (the “Exxel/Apollo Agreement”). The Dolphin/Apollo Agreement and the Exxel/Apollo Agreement are referred to herein collectively as the “Apollo Agreements.”

C.            Dolphin and Exxel are parties to that certain Participation Agreement, dated February 23, 2005, as amended by the Amended Participation Agreement, dated March 16, 2005, both of which are related to the Apollo Agreements. The Participation Agreement and the Amended Participation Agreement are jointly referred to herein as the “Original Participation Agreement.”

D.            The Parties desire to amend the Original Participation Agreement as set forth herein.

NOW, THEREFORE, the Parties agree as follows:

1.     Exxel Additional Capital Contribution. Exxel’s right to deposit into escrow on or before August 1, 2005 up to a total of $25 million, as set forth in Section 3 of the Amended Participation Agreement, shall be modified to delete the phrase “on or before August 1, 2005.” Instead, Exxel’s right to make such deposit shall be extended to December 1, 2005.

2.     Defined Terms. Except as expressly set forth herein, the terms defined in the Apollo Agreements and the Original Participation Agreement shall have the same meaning when used herein.

3.     Effect of Amendment. Except as expressly set forth in this Second Amendment, the Original Participation Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first above written.

DOLPHIN ENERGY CORPORATION	EXXEL ENERGY CORP
By: /s/ Mark E. Bruner Marc E. Bruner, President	By: /s/ John R. Hislop John R. Hislop, President